SECURITY AGREEMENT
                                   (All Asset)


         AGREEMENT entered into at Boston, Massachusetts this 25th day of November, 1996 between Market Media, Inc. with an address of 455 Somerset Avenue, Building No. 3, North Dighton, Massachusetts (hereinafter called the "Borrower") and Foothill Capital Corporation, a California corporation with an address of 11111 Santa Monica Boulevard, Los Angeles, California (hereinafter called the "Bank"). The tangible personal property which is the subject matter of this Agreement is and will be kept at the address indicated above.

         1. Grant of Security Interest. In consideration of the Bank's extending credit and other financial accommodations to BPI Packaging Technologies, Inc. ("BPI") and RC America, Inc. ("RC"), whether evidenced by notes or not, the Borrower hereby grants to the Bank a security interest in (including, without limitation, a lien on and pledge of) all of the Borrower's Collateral (as hereinafter defined). The security interest granted by this Agreement is given to and shall be held by the Bank as security for the payment and performance of all Obligations (as hereinafter defined). The Bank shall have the unrestricted right from time to time to apply (or to change any application already made of) the proceeds of any of the Collateral to any of the Obligations, as the Bank in its sole discretion may determine. The Borrower will, at such intervals as the Bank may request, notify the Bank, upon a form satisfactory to the Bank, of all Collateral which has come into existence since the date hereof or the date of the last such notification, including, without limitation, the delivery of schedules of the Collateral and/or proceeds resulting from the sale or other disposition thereof.

         2. Definitions. The following definitions shall apply:


         (a) "Collateral" shall mean all the Borrower's present and future right, title and interest in and to any and all of the following property, whether such property is now existing or hereafter created:


         (i) All Inventory;

        (ii) All accounts, accounts receivable, contract rights, and chattel paper, regardless of whether or not they constitute proceeds of other Collateral;


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       (iii) All  general  intangibles,   regardless  of  whether  or  not  they
             constitute  proceeds  of  other  Collateral,   including,   without
             limitation, all of the Borrower's rights to tax refunds and all the Borrower's rights (which the Bank may exercise or not as it in its sole discretion may determine) to acquire or obtain goods and/or services with respect to the manufacture, processing, storage, sale, shipment, delivery or installation of any of the Borrower's inventory or other Collateral:

        (iv) All products of and accessions to any of the Collateral;

         (v) All liens, guaranties, securities, rights, remedies and privileges pertaining to any of the Collateral, including the right of stoppage in transit;

        (vi) All obligations owing to the Borrower of every kind and nature; and all choses in action;

       (vii) All goodwill, trade secrets, computer programs (other than programs related to production equipment of Borrower), customer lists, trade names, trademarks and patents;

      (viii) All   documents   and    instruments    (whether    negotiable   or
             non-negotiable, and regardless of their being attached to chattel paper);

        (ix) All proceeds of Collateral of every kind and nature in whatever form, including, without limitation, both cash and noncash proceeds resulting or arising from the rendering of services by the Borrower or the sale or other disposition by the Borrower of the Inventory or other Collateral;

         (x) All books and records relating to the conduct of the Borrower's business including, without in any way limiting the generality of the foregoing, those relating to its accounts; and

        (xi) All deposit accounts maintained by the Borrower with any bank, trust company, investment firm or fund, or any similar institution or organization.

         (b) "Contract Rights" or "contract rights" means rights of the Borrower to payment under contracts not yet earned by performance and not evidenced by instruments or chattel paper.

         (c) "Inventory" shall include, without limitation, any and all goods, wares, merchandise and other tangible personal property, including raw materials, work in process, supplies and components, and finished goods, whether held by the Borrower for sale or other disposition, and also including any returned or repossessed inventory or inventory detained from or rejected for entry into the United States by the appropriate governmental authorities, all products of and accessions to inventory and including documents of title, whether negotiable or non-negotiable, representing any of the foregoing.

         (d) "Debtors" shall mean the Borrower's customers who are indebted to the Borrower.

         (e) "Obligation(s)" shall include, without limitation, all loans, advances, indebtedness, notes, liabilities and amounts, liquidated or unliquidated, owing by the Borrower to the Bank at any time, of each and every kind, nature and description, whether arising under this Agreement or otherwise, and whether secured or unsecured, direct or indirect (that is, whether the same are due directly by the Borrower to the Bank; or are due indirectly by the Borrower to the Bank as endorser, guarantor or other surety, or as obligor of obligations due third persons which have been endorsed or assigned to the Bank, or otherwise), absolute or contingent, due or to become due, now existing or hereafter contracted. Said term shall also include all interest and other charges chargeable to the Borrower or due from the Borrower to the Bank from time to time and all costs and expenses referred to in this Agreement.

         (f) "Person" or "party" shall include individuals, firms, corporations and all other entities.

         (g) "Event of Default" shall mean the occurrence of any one or more of the following events:

                           (1) default of any liability, obligation or undertaking of the Borrower to the Bank, hereunder or otherwise; (2) an Event of Default under the Loan and Security Agreement of even date herewith among BPI, RC and the Bank (the "Loan Agreement"); (3) occurrence with respect to the Borrower of one of the Events of Default set forth in the Loan Agreement as if the Borrower hereunder was a party to the Loan Agreement; or (4) the termination of any guaranty of the obligations of BPI and RC to the Bank.

         All words and terms used in this Agreement other than those specifically defined herein shall have the meanings accorded to them in the Massachusetts Uniform Commercial Code (General Law, Chapter 106) as amended from time to time (herein the "Code").


         3. Ordinary Course of Business. The Bank hereby authorizes and permits the Borrower to hold, process, sell, use or consume in the manufacture or processing of finished goods, or otherwise dispose of the Inventory for fair consideration, all in the ordinary course of the Borrower's business, excluding, without limitation, sales to creditors or in bulk or sales or other dispositions occurring under circumstances which would or could create any lien or interest adverse to the Bank's security interest or other right hereunder in the proceeds resulting therefrom. The Bank also hereby authorizes and permits the Borrower to receive from the Debtors all amounts due as proceeds of the Collateral at the Borrower's own cost and expense, and also liability, if any, subject to the direction and control of the Bank at all times; and the Bank may at any time, without cause or notice, and whether or not a default has occurred or demand has been made, terminate all or any part of the authority and permission herein or elsewhere in this Agreement granted to the Borrower with reference to the Collateral.

         Until the Bank shall otherwise notify the Borrower, all proceeds of and collections of Collateral shall be retained by the Borrower and used solely for the ordinary and usual operation of the Borrower's business. From and after notice by the Bank to the Borrower, all proceeds of and collections of the Collateral shall be held in trust by the Borrower for the Bank and shall not be commingled with the Borrower's other funds or deposited in any bank account of the Borrower; and the Borrower agrees to deliver to the Bank on the dates of receipt thereof by the Borrower, duly endorsed to the Bank or to bearer, or assigned to the Bank, as may be appropriate, all proceeds of the Collateral in the identical form received by the Borrower.

         4. Allowances. The Borrower may grant such allowances or other adjustments to Debtors (exclusive of extending the time for payment of any item which shall not be done without first obtaining the Bank's written consent in each instance) as the Borrower may reasonably deem to accord with sound business practice, including, without limiting the generality of the foregoing accepting the return of all or any part of the Inventory (subject to the provisions set forth in this Agreement with reference to returned Inventory).

         5. Costs and Expenses. The Borrower shall pay to the Bank any and all costs and expenses (including, without limitation, reasonable attorneys' fees, court costs, litigation and other expenses) incurred or paid by the Bank in establishing, maintaining, protecting or enforcing any of the Bank's rights or the Obligations, including, without limitation, any and all such costs and expenses incurred or paid by the Bank in defending the Bank's security interest in, title or right to the Collateral or in collecting or attempting to collect or enforcing or attempting to enforce payment of the Collateral.

         6. Books and Records. The Borrower shall hold its books and records relating to the Collateral segregated from all the Borrower's other books and records in a manner satisfactory to the Bank; and shall deliver to the Bank from time to time promptly at its request, all invoices, original documents of title, contracts, chattel paper, instruments and any other writings relating thereto, and other evidence of performance of contracts, or evidence of shipment or delivery of the merchandise or of the rendering of services; and the Borrower will deliver to the Bank promptly at the Bank's request from time to time additional copies of any or all of such papers or writings, and such other information with respect to any of the Collateral and such schedules of Inventory, schedules of accounts and such other writings as the Bank may in its sole discretion deem to be necessary or effectual to evidence any loan hereunder or the Bank's security interest in the Collateral.

         7. Legends. The Borrower shall promptly make, stamp or record such entries or legends on the Borrower's books and records or on any of the Collateral as the Bank shall request from time to time to indicate and disclose that the Bank has a security interest in such Collateral.

         8. Inspection. The Bank, or its representatives, at any time and from time to time, shall have the right, and the Borrower will permit it and them:


         (a) to examine, check, make copies of or extracts from any of the Borrower's books, records and files (including, without limitation, orders and original correspondence);

         (b) to inspect and examine the Borrower's Inventory or other Collateral and to check and test the same as to quality, quantity, value and condition; and the Borrower agrees to reimburse the Bank for its reasonable costs and expenses in so doing; and

         (c) to verify the Collateral or any portion or portions thereof or the Borrower's compliance with the provisions of this Agreement.

         9. Further Assurance. The Borrower will execute and deliver to the Bank any writings and do all things necessary, or requested by the Bank to carry into effect the provisions and intent of this Agreement, or to vest more fully in or assure to the Bank the security interest in the Collateral granted to the Bank by this Agreement or to comply with applicable statute or law and to facilitate the collection of the Collateral, including the furnishing, at the Borrower's own cost and expense, at such intervals as the Bank may establish from time to time, of reports, financial data and analyses satisfactory to the Bank. A carbon, photographic or other reproduction of this Agreement or any financing statement executed pursuant to the terms hereof shall be sufficient as a financing statement for the purpose of filing with the appropriate authorities.

        10. Covenants and Warranties. The Borrower covenants with and warrants to the Bank:

         (a) That all Inventory in which the Bank is now or hereafter given a security interest pursuant to this Agreement will at all times be kept and maintained in good order and condition at the sole cost and expense of the Borrower.

         (b) That the Borrower will maintain in force one or more policies of insurance on all Inventory against risks of fire (with customary extended coverage), sprinkler leakage, theft, loss or damage and other risks customarily insured against by companies engaged in businesses similar to that of the Borrower in such amounts, containing such terms, in such form, for such periods, covering such hazards and written by such companies as may be satisfactory to the Bank, such insurance to be payable to the Bank as its interest may appear in the event of loss; the policies for the same shall be deposited with the Bank; no loss shall be adjusted thereunder without the Bank's approval; and all such policies shall provide that they may not be cancelled without first giving at least ten (10) days' written notice of cancellation to the Bank. In the event that the Borrower fails to provide evidence of the maintenance of such insurance satisfactory to the Bank, the Bank may, at is option, secure such insurance and charge the cost thereof to the Borrower and as a debit charge in the Borrower's Loan Account, if any, or any other account of the Borrower with the Bank. At the option of the Bank, all insurance proceeds received from any loss or damage to any of the Collateral shall be applied either to the replacement or repair thereof or as a payment on account of the Obligations. From and after the occurrence of an Event of Default, or after demand respecting any Obligations payable upon demand, the Bank is authorized to cancel any insurance maintained hereunder and apply any returned or unearned premiums, all of which are hereby assigned to the Bank, as a payment on account of the Obligations.

         (c) That at the date hereof the Borrower is (and as to Collateral that the Borrower may acquire after the date hereof, will be) the lawful owner of the Collateral, and that the Collateral, and each item thereof, is, will be, and shall continue to be free of all restrictions, liens, encumbrances, or other rights, title or interests (other than the security interest therein granted to the Bank hereby), credits, defenses, recoupments, set-offs or counterclaims whatsoever; that the Borrower has and will have full power and authority to grant to the Bank a security interest therein, and that the Borrower has not transferred, assigned, sold, pledged, encumbered, subjected to lien or granted any security interest in, and will not transfer, assign, sell (except sales or other dispositions in the ordinary course of business in respect to Inventory as expressly permitted in this Agreement), pledge, encumber, subject to lien or grant any security interest in any of the Collateral (or any of the Borrower's right, title or interest therein), to any person other than the Bank; that the Collateral is and will be valid and genuine in all respects; that all accounts arise out of legally enforceable and existing contracts in accordance with their tenor; and that upon the Borrower's acquisition of any interest in contract rights, it shall in writing immediately notify the Bank thereof, specifically identifying the same as contract rights, and, except for such contract rights, no part of the Collateral (or the validity or enforceability by the Bank thereof) is or shall be contingent upon the fulfillment of any agreement or condition whatsoever and that the Collateral, other than Inventory and Equipment, shall represent unconditional and undisputed bona fide indebtedness by the Debtor for sales or leases of Inventory shipped and delivered or services rendered by the Borrower to Debtor, and is not and will not be subject to any discount (except such cash or trade discount as may be shown on any invoice, contract or other writing delivered to the Bank); and that the Borrower will warrant and defend the Bank's right to and interest in the Collateral against all claims and demands of all persons whatsoever.

         (d) That no contract right, account, general intangible or chattel paper is or will be represented by any note or other instrument (negotiable or otherwise), and that no contract right, account or general intangible is, or will be represented by any conditional or installment sales obligation or other chattel paper, except such instruments or chattel paper as have been or forthwith upon receipt by the Borrower will be delivered to the Bank (duly endorsed or assigned, as may be appropriate), such delivery, in the case of chattel paper, to include all executed copies except those in the possession of the installment buyer and that any security for or guaranty of any of the Collateral shall be delivered to the Bank immediately upon receipt thereof by the Borrower, with such assignments and endorsements thereof as the Bank may request.

         (e) That, except for sale, processing, use consumption or other disposition in the ordinary course of business, the Borrower will keep all Inventory only at locations specified in this Agreement; that the Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each location where the Borrower's records relating to its accounts and contract rights, respectively, are kept, and shall not remove such records, or any of them, to another state without giving the Bank at least thirty (30) days prior written notice thereof; that the Borrower's chief executive office is correctly stated in the preamble to this Agreement, and Borrower shall, during the term of this Agreement, keep the Bank currently and accurately informed in writing of each of its other places of business, and shall not change the location of such chief executive office or open any new, or close, move or change any existing of new place of business without giving the Bank at


                                        7





least thirty (30) days prior written notice thereof.

         (f) That the Bank shall not be deemed to have assumed any liability or responsibility to the Borrower or any third person for the correctness, validity or genuineness of any instruments or documents that may be released or endorsed to the Borrower by the Bank (which shall automatically be deemed to be without recourse to the Bank in any event) or for the existence, character, quantity, quality, condition, value or delivery of any goods purporting to be represented by any such documents; and that the Bank, by accepting such security interest in the Collateral, or by releasing any Collateral to the Borrower, shall not be deemed to have assumed any obligation or liability to any supplier or Debtor or to any other third party, and the Borrower agrees to indemnify and defend the Bank and hold it harmless in respect to any claim or proceeding arising out of any matter referred to in this Paragraph.

         (g) That each account or other item of Collateral, other than Inventory and Equipment, will be paid in full on or before the date shown as its due date in the schedule of Collateral, in the copy of the invoice(s) relating to the account or other Collateral or in contracts relating thereto; that upon any suspension of business, assignment or trust mortgage for the benefit of creditors, dissolution, petition in receivership or under any chapter of the Bankruptcy Code as amended from time to time by or against any Debtor, any Debtor becoming insolvent or unable to pay its debts as they mature, or any other act of the same or different nature amounting to a business failure, the Borrower will forthwith notify the Bank thereof.

         (h) That the Borrower will immediately notify the Bank of any loss or damage to, or material diminution in or any occurrence which would adversely affect the value of, the Inventory, the Equipment or other Collateral.

         (i) That the Bank may from time to time in the Bank's discretion hold and treat any deposits or other sums at any time credited by or due from the Bank to the Borrower and any securities or other property of the Borrower in the possession of the Bank, whether for safekeeping or otherwise, as collateral security for and apply or set the same off against any Obligations whether or not an Event of Default has occurred or demand has been made. Without limiting the generality of the foregoing, if at any time the amount of the revolving credit as then set by the Bank shall be exceeded, the Borrower shall pay cash to the Bank in the amount of such excess if the Bank so requests, or the Bank may charge such amount against any deposit account of the Borrower with the Bank.

         (j) That if any of the Collateral includes a charge for, or if any loan by the Bank to the Borrower shall be subject to any tax payable to any governmental taxing authority, the Borrower shall pay such tax independently when due. The Bank may retain the full proceeds of the Collateral and the Borrower will indemnify and save the Bank harmless from any loss, cost, liability or expense (including, without limitation, reasonable attorney's fees), in connection therewith.

         (k) That at any time or times and whether or not an Event of Default has occurred or demand has been made, the Bank may notify any Debtor or Debtors of its security interest in the Collateral and collect all amounts due thereon; and the Borrower agrees, at the request of the Bank, to notify all or any of the Debtors in writing of the Bank's security interest in the Collateral in whatever manner the Bank requests and, if the Bank so requests, to permit the Bank to mail such notices at the Borrower's expense.

         (l) That the Bank may, at its option, from time to time, discharge any taxes, liens or encumbrances of any of the Collateral, or take any other action that the Bank may deem proper to repair, maintain or preserve any of the Collateral, and the Borrower will pay to the Bank on demand or the Bank in its sole discretion may charge to the Borrower all amounts so paid or incurred by it or as a debit charge against the Borrower's loan account, if any, or any other deposit account of the Borrower with the Bank.


         (m) That all representations now or hereafter made by the Borrower to the Bank, whether in this Agreement or in any supporting or supplemental reports, statements or documentation, including, without limitation, statements relating to the Collateral and financial statements, are, will be, and shall continue to be true and correct in all respects.



        11. Power of Attorney. The Borrower hereby irrevocably constitutes and appoints the Bank as the Borrower's true and lawful attorney, with full power of substitution, at the sole cost and expense of the Borrower but for the sole benefit of the Bank after occurrence of an Event of Default, to convert the Collateral into cash, including, without limitation, completing the manufacture or processing of work in process, and the sale (either public or private) of all or any portion or portions of the Inventory and other Collateral; to enforce collection of the Collateral, either in its own name or in the name of the Borrower, including, without limitation, executing releases, compromising or settling with any Debtors and prosecuting, defending, compromising or releasing any action relating to the Collateral; to receive, open and dispose of all mail addressed to the Borrower and to take therefrom any remittances or proceeds of Collateral in which the Bank has a security interest; to notify Post Office authorities to change the address for delivery of mail addressed to the Borrower to such address as the Bank shall designate; to endorse the name of the Borrower in favor of the Bank upon any and all checks, drafts, money orders, notes, acceptances or other instruments of the same or different nature; to sign and endorse the name of the Borrower on and to receive as secured party any of the Collateral, any invoices schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of the same or different nature relating to the Collateral; to sign the name of the Borrower on any notice of the Debtors or on verification of the Collateral; and to sign and file or record on behalf of the Borrower any financing or other statement in order to perfect or protect the Bank's security interest. The Bank shall not be obliged to do any of the acts or exercise any of the powers hereinabove authorized, but if the Bank elects to do any such act or exercise any such power, it shall not be accountable for more than it actually receives as a result of such exercise of power, and it shall not be responsible to the Borrower except for willful misconduct in bad faith. All powers conferred upon the Bank by this Agreement, being coupled with an interest, shall be irrevocable so long as any Obligation of the Borrower to the Bank shall remain unpaid.

         Whenever the Bank deems it desirable that any legal action be instituted with respect to any Collateral or that any other action be taken in any attempt to effectuate collection of any Collateral, the Bank may reassign the item in question to the Borrower (and if the Bank shall execute any such reassignment, it shall automatically be deemed to be without recourse to the Bank in any event) and require the Borrower to proceed with such legal or other action at the Borrower's sole liability, cost and expense, in which event all amounts collected by the Borrower on such item shall nevertheless be subject to the Bank's security interest.

        12. Default. If an Event of Default shall occur, at the election of the Bank, all Obligations shall become immediately due and payable without notice or demand.

         The Bank is hereby authorized, at its election, after an Event of Default or after Demand, without any further demand or notice except to such extent as notice may be required by applicable law, to take possession and/or sell or otherwise dispose of all or any of the Collateral at public or private sale; and the Bank may also exercise any and all other rights and remedies of a secured party under the Code or which are otherwise accorded to it by applicable law, all as the Bank may determine. If notice of a sale or other action by the Bank is required by applicable law, unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Borrower agrees that five (5) days' written notice to the Borrower, or the shortest period of written notice permitted by such law, whichever is larger, shall be sufficient notice; and that to the extent permitted by law, the Bank, its officers, attorneys and agents may bid and become purchasers at any such sale, if public, and may purchase at any private sale any of the Collateral that is of a type customarily sold on a recognized market or which is the subject of widely distributed standard price quotations. Any sale (public or private) shall be free from any right of redemption, which the Borrower hereby waives and releases. No purchaser at any sale (public or private) shall be responsible for the application of the purchase money. Any balance of the net proceeds of sale remaining after paying all Obligations of the Borrower to the Bank shall be returned to the Borrower or to such other party as may be legally entitled thereto; and if there is a deficiency, the Borrower shall be responsible for the same, with interest. Upon demand by the Bank, the Borrower shall assemble the Collateral and make it available to the Bank at a place designated by the Bank which is reasonably convenient to the Bank and the Borrower. The Borrower hereby acknowledges that the Bank has extended credit and other financial accommodations to the Borrower upon reliance of the Borrower's granting the Bank the rights and remedies contained in this Agreement including without limitation the right to take immediate possession of the Collateral upon the occurrence of an Event of Default or after DEMAND with respect to Obligations payable on DEMAND and the Borrower hereby acknowledges that the Bank is entitled to equitable and injunctive relief to enforce any of its rights and remedies hereunder or under the Code and the Borrower hereby waives any defense to such equitable or injunctive relief based upon any allegation of the absence of irreparable harm to the Bank.

        13. Indemnification. The Borrower shall indemnify, defend, and hold the Bank harmless of and from any claim brought or threatened against the Bank by the Borrower, any guarantor or endorser of the Obligations, or any other person (as well from attorneys' reasonable fees and expenses in connection therewith) on account of the Bank's relationship with the Borrower, or any guarantor or endorser of the Obligations (each of which may be defended, compromised, settled, or pursued by the Bank with counsel of the Bank's election, but at the expense of the Borrower). The Borrowers shall not be required to indemnify the Bank from any loss or cost which arises primarily from the Bank's own gross negligence or intentional misconduct. The within indemnification shall survive payment of the Obligations, and/or any termination, release, or discharge executed by the Bank in favor of the Borrower.

         14. Waivers. The Borrower waives notice of nonpayment, demand, presentment, protest or notice of protest of the Collateral, and all other notices, consents to any renewals or extensions of time of payment thereof, and generally waives any and all suretyship defenses and defenses in the nature thereof. No delay or omission of the Bank in exercising or enforcing any of its rights, powers, privileges, remedies, immunities or discretions (all of which are hereinafter collectively referred to as "the Bank's rights and remedies") hereunder shall constitute a waiver thereof; and no waiver by the Bank of any default of the Borrower hereunder or of any demand shall operate as a waiver of any other default hereunder or of any other demand. No term or provision hereof shall be waived, altered or modified except with the prior written consent of the Bank, which consent makes explicit reference to this Agreement. Except as provided in the preceding sentence, no other agreement or transaction, of whatsoever nature, entered into between the Bank and the Borrower at any time (whether before, during or after the effective date or term of this Agreement) shall be construed as a waiver, modification or limitation of any of the Bank's rights and remedies under this Agreement (nor shall anything in this Agreement be construed as a waiver, modification or limitation of any of the Bank's rights and remedies under any such other agreement or transaction) but all the Bank's rights and remedies not only under the provisions of this Agreement but also under any such other agreement or transaction shall be cumulative and not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine.

         15. Severability. If any provision of this Agreement or portion of such provision or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Agreement (or the remainder of such provision) and the application thereof to other persons or circumstances shall not be affected thereby.

         16. Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto, and shall remain in full force and effect (and the Bank shall be entitled to rely thereon) until terminated as to future transactions by written notice from either party to the other party of the termination hereof; provided that any such termination shall not release or affect any Collateral in which the Bank already has a security interest or any Obligations incurred or rights accrued hereunder prior to the effective date of such notice (as hereinafter defined) of such termination. Notwithstanding any such termination, the Bank shall have a security interest in all Collateral to secure the payment and performance of Obligations arising after such termination as a result of commitments or undertakings made or entered into by the Bank prior to such termination. The Bank may transfer and assign this Agreement and deliver the Collateral to the assignee, who shall thereupon have all of the rights of the Bank; and the Bank shall then be relieved and discharged of any any responsibility or liability with respect to this Agreement and the Collateral.

         17. Notices. Any notices under or pursuant to this Agreement shall be deemed duly received by the Borrower and effective if delivered in hand to any officer or agent of the Borrower, or if mailed by registered or certified mail, return receipt requested, addressed to the Borrower at the Borrower's last address on the Bank's records. Any notices to the Bank under or pursuant to this Agreement shall be mailed to the Bank by registered, certified, or express mail, return receipt requested, addressed to the Bank at the address shown at the beginning of this Agreement and shall be deemed effective five (5) days after receipt by the Bank.

         18. Massachusetts Law. This Agreement is intended to take effect as a sealed instrument, and it and all transactions thereunder or pursuant thereto shall be governed as to interpretation, validity, effect, rights, duties and remedies of the parties thereunder and in all other respects by the internal laws of the Commonwealth of Massachusetts.

         19. Reproductions. This Agreement and all documents which have been or may be hereinafter furnished by Borrower to the Bank may be reproduced by the Bank by any photographic, photostatic, microfilm, xerographic, or similar process, and any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business).

         20. Jurisdiction and Venue. Borrower irrevocably submits to the non-exclusive jurisdiction of any federal or state court sitting in Suffolk County of Massachusetts, the County of Los Angeles, California, or at Bank's discretion any other court in which the Bank shall initiate legal or equitable proceedings and which has jurisdiction over the parties and any suit, action or proceeding arising out of or relating to this Agreement. Borrower irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may have or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum.

         21. JURY WAIVER. THE BORROWER AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE OBLIGATIONS, IN ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH. THE BORROWER CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

                                        MARKET MEDIA, INC.



                                        [By:] /s/ Dennis Caulfield
                                             --------------------------
                                        Name:     Dennis Caulfield
                                             --------------------------
                                        Title:  Chief Executive Officer
                                             --------------------------

ACCEPTED:
FOOTHILL CAPITAL CORPORATION


By:  /s/ Stephen C. Weber
    ----------------------

Name:  Stephen C. Weber
     ----------------------

Title:  Senior Vice President
       ----------------------


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